UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 17, 2012

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On September 17, 2012, PECO Energy Company (PECO) issued $350 million aggregate principal amount of its First and Refunding Mortgage Bonds, 2.375% Series due September 15, 2022. See Item 2.03 below for a description of those bonds and related agreements.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 17, 2012, PECO issued $350 million aggregate principal amount of its First and Refunding Mortgage Bonds, 2.375% Series due September 15, 2022. The bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Eighth Supplemental Indenture, dated as of September 1, 2012 (Supplemental Indenture). The bonds were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-181749-03).

PECO will use the net proceeds from the sale of the bonds to pay at maturity $225 million aggregate principal amount of its 4.75% first mortgage bonds due October 1, 2012 and for other general corporate purposes.

The bonds carry an interest rate of 2.375% per annum, which is payable semi-annually on March 15 and September 15, commencing on March 15, 2013. The bonds are redeemable at any time at PECO’s option as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the bonds, Ballard Spahr LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated September 10, 2012 among PECO, BNP Paribas Securities, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.2	Underwriting Agreement dated September 10, 2012 among PECO, BNP Paribas Securities, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	4.30.1	One Hundred and Eighth Supplemental Indenture dated as of September 1, 2012 from PECO to U.S. Bank National Association, as trustee.

5.1	5.1.2	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	8.1.2	Exhibit 8 Opinion of Ballard Spahr LLP

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by PECO include those factors discussed herein as well as the items discussed in (1) PECO’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) PECO’s Second Quarter 2012 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 16; and (3) other factors discussed in filings with the Securities and Exchange Commission by PECO. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. PECO undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and
Treasurer
PECO Energy Company

September 17, 2012

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.2	Underwriting Agreement dated September 10, 2012 among PECO, BNP Paribas Securities, J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	4.30.1	One Hundred and Eighth Supplemental Indenture dated as of September 1, 2012 from PECO to U.S. Bank National Association, as trustee.

5.1	5.1.2	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	8.1.2	Exhibit 8 Opinion of Ballard Spahr LLP